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                     WARBURG PINCUS INSTITUTIONAL FUND, INC.
                          Small Company Value Portfolio



      Supplement to the Prospectus and Statement of Additional Information

The following information supersedes certain information in the prospectus and statement of additional information of the Warburg Pincus Fund listed above in the section entitled "Management of the Portfolios -- Portfolio Managers":

Kyle F. Frey is Portfolio Manager of the Small Company Value Portfolio of the Warburg Pincus Institutional Fund, Inc., previously Associate Portfolio Manager and Research Analyst. George U. Wyper no longer serves as Portfolio Manager of the Portfolio effective March 6, 1998.

Dated: March 6, 1998                                             16-0398
                                                                 for
                                                                 WPINU